UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2023

DATE OF REPORTING PERIOD: November 1, 2022 through April 30, 2023

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Global Total Return Fund (CGO)

SEMIANNUAL REPORT APRIL 30, 2023

GO PAPERLESS
SIGN UP FOR E-DELIVERY

Visit www.calamos.com/paperless to enroll.
You can view shareholder communications,
including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

CALAMOS CLOSED-END FUNDS

Innovative Solutions for
the Search for Income

About Calamos Investments:

•An innovator in dynamically allocated closed-end funds since 2002

•Funds offer competitive distributions through our multi-asset class approach and strategies that have been less dependent on interest rates

•Total return and enhanced fixed income funds can meet a range of investor needs

•Distribution policies seek to provide steady monthly income

•Currently managing $7.8 billion in seven closed-end funds*

*As of 4/30/2023.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2023. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Global Total Return Fund (CGO).

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CGO is managed to provide steady (although not assured) monthly distributions. As of April 30, 2023, the monthly per share distribution was $0.0800, and the annualized distribution rate was 10.38%† on market price. In comparison, the dividend yield of S&P 500 Index stocks was 1.66%. Yields were also still relatively low within the US government bond market with the 10-year US Treasury yielding 3.45% at period end. Therefore, the Fund’s annualized distribution rate has soundly outdistanced both fixed income and equity alternatives.

Market Review and Outlook

For the period, stock markets around the world advanced. Market participants were encouraged by the prospect that the Federal Reserve would slow or pause its tightening cycle and by economic data that was often better than initially feared. Looking abroad, investors cheered the economic reopening in China.

†Current annualized distribution rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/23 distribution was $0.0800 per share. Based on our current estimates, we anticipate that approximately $0.0156 is paid from ordinary income or capital gains and that approximately $0.0644 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but they should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

In a reversal of fortunes from 2022, growth stocks outperformed their value counterparts by a wide margin. Technology and communication services companies, including many of the bellwether companies that struggled in 2022, dominated market leadership. Many areas of the fixed income market also posted healthy gains, with both investment grade and high yield benchmarks advancing.

Despite these advances, the period was also volatile. The failures of Silicon Valley Bank in the US and Credit Suisse overseas created a burst of fear and raised the specter of widespread bank runs. However, coordinated action by regulators and other large banks quickly dampened anxiety. Inflation has been another key focal point of investor concern. We expect inflation to continue to moderate through the summer months in an on-again, off-again fashion, punctuated by bouts of volatility in oil prices.

Despite economic and market uncertainties, we continue to see many opportunities across asset classes. We believe individual security selection and active management are essential, given the economic backdrop. In the “Investment Team Discussion,” our portfolio managers discuss where they see opportunities and how they are managing risk.

Perspectives on Asset Allocation

I’m often asked what I believe are the “secrets” of investing. It’s an easy question to answer—there are no secrets. However, there are some basic principles that I believe can best position investors for success.

One of the most fundamental principles is to stay focused on the long term. Trying to predict the short-term ups and downs in the market is a dangerous strategy. Far too often, I’ve seen people give in to emotions, which can result in selling into down markets but missing the up markets.

Another essential principle is diversification. Various investments tend to perform differently depending on interest rates, inflation, or the economic environment. The performance of investments can also be influenced by fiscal policy, political uncertainty, and the geopolitical landscape. Having a blend of assets can help smooth the performance of your portfolio because stronger returns in one area of your portfolio can offset weaker results elsewhere.

For investors who seek equity exposure with lower downside volatility, CGO continues to be a strong choice in our opinion for several reasons:

•Our ability to dynamically adjust the allocations of stocks, convertible bonds and high yield securities enables us to deftly manage the risk/reward characteristics of the portfolio over full market cycles.

Letter to Shareholders

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   3

•We look beyond the short-term noise to identify pockets of opportunity among innovative companies with quality fundamentals, those in thematic niches, and those that can demonstrate long-term resilience regardless of the macro backdrop.

•In a rising-interest-rate environment, price-to-earnings multiples can come down even if earnings are good, so our team remains mindful of valuations.

Conclusion

As always, we thank you for your continued trust. To learn more about Calamos Investments’ views of the economy, markets and asset allocation, I invite you to visit our website, www.calamos.com.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2023: The S&P 500 Index, a measure of the US stock market, returned 8.63%. The MSCI All Country World Index, a measure of global stock market performance, returned 12.97%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 16.53%. The Russell 3000 Growth Index, a measure of US growth equities, returned 10.77%. The Russell 3000 Value Index, a measure of US value equities, returned 3.86%. The Bloomberg US High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 6.21%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned 6.91%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned 2.89%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

The Calamos Closed-End Funds: An Overview (Unaudited)

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   5

Additional Information About the Fund (Unaudited)

AVERAGE ANNUAL TOTAL RETURN† aS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Calamos Global Total Return Fund
Market Price	6.67%	-20.59%	1.59%	5.21%
NAV	10.98%	-5.29%	4.64%	6.12%
50%ACWI(NR)-25%RefinitivGlblCv-25%BBGUSHY2%Cap Index	9.60	0.77	5.75	6.42
MSCI ACWI Index (Net)	12.97	2.59	7.56	8.47
Refinitiv Global Convertible index	6.75	-2.85	4.86	5.30
Bloomberg US HY 2% Issuer Capped Index	6.21	1.21	3.27	4.01

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 50%ACWI(NR)-25%RefinitivGlblCv-25%BBGUSHY2%Cap Index is blended from 50% - MSCI ACWI Index (MXWD), 25% - Refinitiv Global Convertible Bond Index and 25% - Bloomberg US HY 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company’s country of incorporation applicable to institutional investors.

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

6   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

TOTAL RETURN* AS OF 4/30/2023

Common Shares – Inception 10/27/05
	6 Months	1 Year	Since Inception**
On Market Price	6.67%	-20.59%	6.46%
On NAV	10.98%	-5.29%	7.28%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	19.9%
Consumer Discretionary	17.0
Financials	13.1
Industrials	12.3
Health Care	8.7
Communication Services	7.8
Energy	5.3
Consumer Staples	5.0
Materials	4.3
Other	1.9
Real Estate	1.0
Utilities	0.8

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL TOTAL RETURN FUND (CGO)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Total Return Fund (CGO) seeks to provide total return through a combination of capital appreciation and current income. We invest in a diversified portfolio of global equities, convertible securities and high-yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe the Fund can be optimally positioned over the long term to generate capital gains and income. This broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

As we consider both geopolitical factors and the impact of rising interest rates, we believe having a relatively high level of exposure to convertible and equity assets is advantageous for the portfolio, albeit on a selective, risk-managed basis.

We invest in both US and non-US companies, favoring those with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, and sustainable growth prospects.

How did the Fund perform over the period?

The Fund returned 10.98% on a net asset value (NAV) basis for the six months ended April 30, 2023 (“semiannual period”). On a market price basis, the Fund returned 6.67% versus a return of 9.60% for a comparator index comprising 50% MSCI ACWI Index (Net Returns), 25% Refinitiv Global Convertible Bond Index, and 25% Bloomberg US Corporate High Yield 2% Issuer Capped Index. At the end of the semiannual period, the Fund’s shares traded at an -8.60% discount to net asset value.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where the price of shares can be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. The market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as interest rates, general market sentiment, or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a portfolio manager capitalized on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies we deem will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the reporting period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund’s monthly distribution on April 30, 2023, was $0.0800 per share, resulting in an annualized distribution rate of 10.38% of the market price as of April 30, 2023.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   7

Investment Team Discussion (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/2023

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

We believe both the Fund’s distribution rate and level remained attractive and competitive because low-but-rising interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2023, the dividend yield of S&P 500 Index stocks averaged approximately 1.66%. Yields within the US government bond market were also still relatively low at the end of the period with the 10-year US Treasury yielding 3.45%.

What factors influenced performance over the reporting period?

Global stocks experienced significant volatility and rotation but generated positive returns over the semiannual period. Investors navigated multiple environments characterized by tighter monetary policy and turmoil in the global banking sector, but also signs of moderating inflation and resilient corporate earnings.

In addition, Federal Reserve activities continued with further rate increases over the period, raising short-term levels three times in the aggregate of 100 basis points between December 2022 and March 2023. This brought the target rate to 4.75%–5.00% at the end of the period. The lead-up expectations and execution of higher interest rates by the Fed fostered overall volatility in financial markets.

In pursuit of our risk-managed equity objective, the Fund navigated choppy markets by actively employing a blend of common stocks, convertibles and options Our holdings in convertible securities provided diversification but lagged the gains of a select group of large caps (or relatively defensive companies). Over the extended multiyear market cycle that began in 2020, however, our wider universe of stocks and convertible securities has been instrumental in managing the risk/reward profile and delivering compelling total returns.

Other factors that affected the Fund’s performance included the following:

•Despite increasing financing costs over the period, our use of leverage helped returns because our reinvestment rate was greater than our associated costs thanks to overall broad financial market improvements, especially in global equities. Although leverage can enhance returns during favorable markets, the opposite can occur during unfavorable conditions.

ASSET ALLOCATION AS OF 4/30/2023

8   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

•On an unleveraged basis, the portfolio slightly underperformed the comparator index during the period. Our selection and overweight in stocks and underweight in corporate bonds benefited returns relative to the index, whereas our selection of convertible bonds and our use of put options detracted from results.

•Our selection in the health care sector, notably in the pharmaceuticals industry, provided favorable returns relative to the comparator index. In addition, our selection in the semiconductors industry of the information technology sector lifted results.

•From a country perspective, our overweight selection in Danish securities was helpful relative to the comparator index.

•Conversely, our selection in the consumer staples sector, namely in the personal care products industry, underperformed relative to the comparator index. In the consumer discretionary sector, an overweight and selection in the automobile manufacturers industry impeded results.

•From a country perspective, our overweight in China was detrimental to returns.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors as well as growth opportunities and actively integrates these into the investment decision-making process. To tap into selective growth potential in the global economy, we favor growth companies with high-quality balance sheets, strong brands, free cash flows, and experienced management—businesses poised to withstand market volatility.

In terms of Fund positioning, we emphasize companies with favorable pricing power, stronger earnings momentum, quality balance sheets and attractive valuations. Zooming out, information technology, consumer discretionary, financials and industrials constitute the largest sector weights in the Fund. Key industry positions include systems software, automobiles, diversified banks, interactive media & services, semiconductors, aerospace & defense, and oil & gas. We own a range of holdings in energy and materials, spanning companies positioned to benefit from favorable supply-and-demand dynamics and attractive capital efficiency. We maintain an underweight stance in certain defensive areas, including utilities, real estate and more traditional telecoms.

•As of April 30, 2023, our largest exposure is in the US (approximately 48%) where we see a range of attractive bottom-up opportunities across secular growth, cyclicals, and select defensives, reflecting our view of earnings growth and advantaged business models.

•We own diverse holdings in Europe (approximately 21% as of April 30, 2023) where we maintain a blend of secular growth, defensives and select commodities. We continue to evaluate the outlook across Europe given the ongoing war in Ukraine and tightening monetary conditions, although the region’s links to global demand benefited from the broader post-pandemic reopening.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   9

Investment Team Discussion (Unaudited)

•We own a range of holdings in emerging markets (approximately 24% as of April 30, 2023). Our positioning reflects our sanguine view of China’s sustained reopening, the US dollar and global monetary policy, and relative valuations. We own positions within key industries including semiconductors, interactive media and higher-quality financials.

•We own multiple positions in Japan (approximately 3% as of April 30, 2023) with attractive business models that offer exposure to secular growth, cyclical, and reopening dynamics in the broader region.

The average credit quality of the portfolio is BB+. As of April 30, 2023, approximately 12% of our rated securities are investment-grade quality. Our process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities are available for lower-credit securities to enhance performance.

We are cognizant of rising interest rates and inflation. Although the Fund invests primarily in equities, the weighted average duration of the bonds in our portfolio is only 2.3 years as of April 30, 2023. This relatively low-duration average is expected to mitigate the volatility that our fixed-income securities might incur in a rising rate environment.

We believe the prudent use of leverage may enhance total return and support the Fund’s distribution rate over the long term. As of April 30, 2023, our amount of leveraged assets was approximately 25%.

What are your closing thoughts for Fund shareholders?

Global markets continue to reflect a set of complex crosscurrents. Therefore, we are analyzing many aspects of economic activity, including evolving policy actions, corporate earnings, and the geopolitical backdrop. Considering tighter global monetary policy and mixed inflation dynamics, the financial markets remain uncertain, and we expect volatility to continue until these risks resolve. Within this complicated backdrop, we continue seeking ways to capitalize on volatility, including opportunities at the thematic, regional and market-cap levels. Because markets must navigate geopolitical risks, monetary policy and inflation, we believe the Fund’s focus on providing lower-volatility global equity market participation over full market cycles will serve it well.

Schedule of Investments April 30, 2023 (Unaudited)

10 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (14.0%)
Airlines (0.3%)
9,833	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	$9,809
44,222	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	42,821
25,813	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	26,274
52,525	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	45,878
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
33,000	5.500%, 04/20/26	32,436
11,000	5.750%, 04/20/29	10,471
46,555	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	40,388
31,653	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	32,185
63,800	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	64,483
		304,745

Communication Services (1.3%)
55,000	APi Group DE, Inc.* 4.750%, 10/15/29	49,880
47,000	Arrow Bidco, LLC* 9.500%, 03/15/24	47,188
	Audacy Capital Corp.*
57,000	6.750%, 03/31/29	4,466
27,000	6.500%, 05/01/27	2,068
33,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	21,389
30,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	25,075
70,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	54,659
200,000	CSC Holdings, LLC* 5.500%, 04/15/27	171,296
	Diamond Sports Group, LLC / Diamond Sports Finance Company*@
45,000	6.625%, 08/15/27	1,400
27,000	5.375%, 08/15/26	1,915
56,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	49,222
33,000	Embarq Corp. 7.995%, 06/01/36	14,232

PRINCIPAL AMOUNT		VALUE
45,000	Frontier California, Inc. 6.750%, 05/15/27	$40,792
	Frontier Communications Holdings, LLC*
28,000	5.000%, 05/01/28	24,606
11,000	8.750%, 05/15/30	10,893
65,000	Frontier Florida, LLC@ 6.860%, 02/01/28	58,899
65,000	Frontier North, Inc.@ 6.730%, 02/15/28	58,614
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
40,000	3.500%, 03/01/29	34,695
13,000	5.250%, 12/01/27	12,508
	Intelsat Jackson Holdings, SA@&
30,000	9.750%, 07/15/25*	—
25,000	5.500%, 08/01/23	—
35,044	Ligado Networks, LLC* 15.500%, 11/01/23 PIK rate	11,586
	Lumen Technologies, Inc.
35,000	7.600%, 09/15/39	13,471
20,000	4.000%, 02/15/27*	13,374
22,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	17,978
40,000	Netflix, Inc.*^ 4.875%, 06/15/30	39,831
22,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	18,885
14,000	Qwest Corp. 7.250%, 09/15/25	12,442
	Scripps Escrow II, Inc.*
23,000	3.875%, 01/15/29	17,959
11,000	5.375%, 01/15/31^	7,673
40,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	29,122
	Sirius XM Radio, Inc.*
65,000	5.500%, 07/01/29	58,040
33,000	4.000%, 07/15/28	27,922
20,000	3.125%, 09/01/26	17,920
11,000	3.875%, 09/01/31	8,325
20,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	13,194
110,000	Sprint, LLC 7.125%, 06/15/24	111,873
35,000	Stagwell Global, LLC* 5.625%, 08/15/29	30,441
35,000	Telecom Italia Capital, SA 6.000%, 09/30/34	29,955
42,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	22,643
15,000	Time Warner Cable, LLC 7.300%, 07/01/38	15,570

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
75,000	United States Cellular Corp. 6.700%, 12/15/33	$68,440
		1,270,441

Consumer Discretionary (2.6%)
53,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	53,951
45,000	Adient Global Holdings Company* 8.250%, 04/15/31	46,094
46,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	41,468
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
39,000	6.625%, 01/15/28	36,968
38,000	4.625%, 08/01/29	31,815
53,000	At Home Group, Inc.*^ 4.875%, 07/15/28	34,677
	Bath & Body Works, Inc.
57,000	6.694%, 01/15/27	57,301
55,000	6.875%, 11/01/35	49,735
	Caesars Entertainment, Inc.*
28,000	4.625%, 10/15/29	24,591
21,000	8.125%, 07/01/27	21,450
	Carnival Corp.*
22,000	4.000%, 08/01/28	19,103
21,000	10.500%, 02/01/26	21,975
21,000	7.625%, 03/01/26^	19,312
50,000	Carriage Services, Inc.* 4.250%, 05/15/29	42,091
30,000	Carvana Company* 4.875%, 09/01/29	12,199
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
155,000	5.125%, 05/01/27	146,659
50,000	6.375%, 09/01/29	47,660
50,000	4.750%, 03/01/30	43,115
46,000	4.250%, 02/01/31	37,899
25,000	4.500%, 08/15/30	21,106
22,000	4.750%, 02/01/32	18,229
20,000	5.000%, 02/01/28	18,553
22,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	21,260
39,000	Cedar Fair, LP^ 5.250%, 07/15/29	36,299
23,000	Churchill Downs, Inc.* 6.750%, 05/01/31	23,179
	Dana, Inc.
40,000	4.250%, 09/01/30	32,583
22,000	4.500%, 02/15/32	17,665
	DISH DBS Corp.
50,000	5.250%, 12/01/26*	38,208
41,000	7.750%, 07/01/26	23,741
30,000	7.375%, 07/01/28	15,034
20,000	5.125%, 06/01/29	9,275

PRINCIPAL AMOUNT		VALUE
46,000	DISH Network Corp.* 11.750%, 11/15/27	$43,548
47,000	Everi Holdings, Inc.* 5.000%, 07/15/29	41,932
90,000	Ford Motor Company 6.100%, 08/19/32	86,028
200,000	Ford Motor Credit Company, LLC 2.900%, 02/16/28	173,438
	Gap, Inc.*
16,000	3.875%, 10/01/31	11,193
2,000	3.625%, 10/01/29	1,425
	goeasy, Ltd.*
75,000	5.375%, 12/01/24	71,454
40,000	4.375%, 05/01/26	35,279
52,000	Goodyear Tire & Rubber Company 5.000%, 07/15/29	46,186
19,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	16,879
65,000	Guitar Center, Inc.*&^ 8.500%, 01/15/26	58,162
45,000	Liberty Interactive, LLC 8.250%, 02/01/30	13,776
	Life Time, Inc.*
50,000	5.750%, 01/15/26	48,990
43,000	8.000%, 04/15/26	42,827
15,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	15,039
28,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	26,525
30,000	M/I Homes, Inc. 3.950%, 02/15/30	26,594
	Macy’s Retail Holdings, LLC
73,000	6.700%, 07/15/34*	60,224
25,000	4.300%, 02/15/43	15,219
55,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	49,454
29,000	Mohegan Tribal Gaming Authority* 8.000%, 02/01/26	25,980
	Newell Brands, Inc.
10,000	6.375%, 09/15/27	9,850
6,000	6.625%, 09/15/29^	5,940
	Nordstrom, Inc.
23,000	4.250%, 08/01/31	17,106
20,000	5.000%, 01/15/44	12,523
50,000	Penn Entertainment, Inc* 4.125%, 07/01/29	42,424
60,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	43,550
126,000	Rite Aid Corp.* 8.000%, 11/15/26	68,267
23,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	23,117

Schedule of Investments April 30, 2023 (Unaudited)

12 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
63,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	$52,092
85,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	83,354
50,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	42,054
36,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	33,507
90,000	Station Casinos, LLC* 4.500%, 02/15/28	82,805
31,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	30,788
13,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	13,703
50,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	39,259
11,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	10,192
		2,583,878

Consumer Staples (0.6%)
52,000	1375209 B.C., Ltd.* 9.000%, 01/30/28	51,539
51,000	Central Garden & Pet Company* 4.125%, 04/30/31	43,038
53,000	Edgewell Personal Care Company* 4.125%, 04/01/29	47,223
	Energizer Holdings, Inc.*
59,000	4.375%, 03/31/29	51,653
10,000	6.500%, 12/31/27	9,816
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
65,000	5.500%, 01/15/30	62,183
25,000	5.125%, 02/01/28	24,497
15,000	5.750%, 04/01/33	14,418
33,000	New Albertsons, LP 7.750%, 06/15/26	33,799
43,000	Performance Food Group, Inc.* 4.250%, 08/01/29	39,155
	Pilgrim’s Pride Corp.
45,000	5.875%, 09/30/27*	44,870
35,000	4.250%, 04/15/31	30,570
21,000	Post Holdings, Inc.* 5.750%, 03/01/27	20,874
42,000	Prestige Brands, Inc.* 3.750%, 04/01/31	35,672
25,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	23,740

PRINCIPAL AMOUNT		VALUE
70,000	Vector Group, Ltd.* 5.750%, 02/01/29	$62,728
		595,775

Energy (1.6%)
44,000	Antero Resources Corp.* 5.375%, 03/01/30	41,319
45,000	Apache Corp. 5.100%, 09/01/40	38,590
	Buckeye Partners, LP
40,000	3.950%, 12/01/26	36,455
25,000	5.850%, 11/15/43	19,290
60,000	Callon Petroleum Company*^ 7.500%, 06/15/30	57,166
23,000	Cheniere Energy, Inc. 4.625%, 10/15/28	21,964
32,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	31,709
	Continental Resources, Inc.*
35,000	2.875%, 04/01/32	27,561
25,000	5.750%, 01/15/31	24,404
80,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	80,147
32,000	DT Midstream, Inc.* 4.125%, 06/15/29	28,423
64,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	62,536
25,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	24,857
	Energy Transfer, LP‡
65,000	8.317%, 11/01/66 3 mo. USD LIBOR + 3.02%	48,818
32,000	6.500%, 11/15/26 5 year CMT + 5.69%	28,357
	EnLink Midstream Partners, LP
60,000	8.976%, 05/30/23‡ 3 mo. USD LIBOR + 4.11%	50,977
50,000	4.850%, 07/15/26	48,746
31,000	Enlink Midstream, LLC* 6.500%, 09/01/30	31,361
50,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	49,874
	Genesis Energy, LP / Genesis Energy Finance Corp.
43,000	6.250%, 05/15/26	41,472
11,000	8.875%, 04/15/30	11,030
	Gulfport Energy Corp.
45,000	6.375%, 05/15/25@&	—
30,000	8.000%, 05/17/26*	30,172
13,752	8.000%, 05/17/26	13,831

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
60,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	$55,998
32,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	30,039
44,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	42,800
	Moss Creek Resources Holdings, Inc.*
25,000	10.500%, 05/15/27	24,388
25,000	7.500%, 01/15/26	23,504
35,000	Nabors Industries, Inc.* 7.375%, 05/15/27	33,991
35,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	31,991
	New Fortress Energy, Inc.*
40,000	6.750%, 09/15/25	38,206
22,000	6.500%, 09/30/26	20,294
45,000	Parkland Corp.* 5.875%, 07/15/27	43,931
43,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	38,378
50,000	Plains All American Pipeline, LP‡ 8.974%, 05/30/23 3 mo. USD LIBOR + 4.11%	44,234
40,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	36,230
	Southwestern Energy Company
32,000	5.375%, 03/15/30	29,926
21,000	4.750%, 02/01/32	18,576
20,000	5.375%, 02/01/29	18,940
11,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	9,867
45,000	Transocean, Inc.* 8.750%, 02/15/30	45,455
	Venture Global Calcasieu Pass, LLC*
30,000	6.250%, 01/15/30	30,441
10,000	4.125%, 08/15/31	8,872
10,000	3.875%, 08/15/29	9,008
	Vital Energy, Inc.
27,000	10.125%, 01/15/28	27,124
23,000	9.500%, 01/15/25	23,158
45,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	40,170
	Weatherford International, Ltd.*
30,000	8.625%, 04/30/30	30,591
22,000	6.500%, 09/15/28	22,023
		1,627,194

PRINCIPAL AMOUNT		VALUE

Financials (2.3%)
56,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	$53,540
67,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	65,399
73,000	AG Issuer, LLC* 6.250%, 03/01/28	68,140
75,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	70,112
	Ally Financial, Inc.
49,000	4.700%, 05/15/26‡,‡‡ 5 year CMT + 3.87%	36,201
20,000	8.000%, 11/01/31	21,145
20,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	14,110
86,000	AmWINS Group, Inc.* 4.875%, 06/30/29	78,439
48,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	43,483
	Avolon Holdings Funding, Ltd.*
30,000	3.950%, 07/01/24	29,139
20,000	5.500%, 01/15/26	19,638
88,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	76,761
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*
85,000	4.500%, 04/01/27	70,398
56,000	5.750%, 05/15/26	50,901
38,000	Castlelake Aviation Finance DAC*^ 5.000%, 04/15/27	33,793
	Credit Acceptance Corp.
65,000	6.625%, 03/15/26^	62,551
52,000	5.125%, 12/31/24*	49,899
58,000	Enact Holdings, Inc.* 6.500%, 08/15/25	57,487
64,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	49,038
84,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	82,628
	HUB International, Ltd.*
66,000	5.625%, 12/01/29	59,147
47,000	7.000%, 05/01/26	46,859
31,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	27,303

Schedule of Investments April 30, 2023 (Unaudited)

14 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
100,000	ILFC E-Capital Trust II*‡ 6.798%, 12/21/65 3 mo. USD LIBOR + 1.80%	$67,388
90,000	Iron Mountain, Inc.* 5.250%, 03/15/28	86,717
	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.*
88,000	5.250%, 10/01/25	82,795
22,000	4.750%, 06/15/29	17,435
63,000	LD Holdings Group, LLC* 6.125%, 04/01/28	34,866
	Level 3 Financing, Inc.*
82,000	3.400%, 03/01/27	64,217
45,000	4.250%, 07/01/28	26,289
20,000	4.625%, 09/15/27	12,358
30,000	LPL Holdings, Inc.* 4.000%, 03/15/29	26,957
100,000	MetLife, Inc. 6.400%, 12/15/66	100,468
60,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	53,593
	Navient Corp.
50,000	5.000%, 03/15/27	45,122
20,000	4.875%, 03/15/28	17,224
50,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	37,090
	OneMain Finance Corp.
42,000	7.125%, 03/15/26	40,990
30,000	3.875%, 09/15/28	24,266
23,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	21,312
73,000	PHH Mortgage Corp.* 7.875%, 03/15/26	65,723
10,000	PNC Financial Services Group, Inc.‡ 6.000%, 05/15/27 5 year CMT + 3.00%	9,282
50,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	45,054
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
20,000	3.875%, 03/01/31	16,217
20,000	3.625%, 03/01/29	16,944
10,000	2.875%, 10/15/26	8,917
43,000	StoneX Group, Inc.* 8.625%, 06/15/25	43,745
10,000	SVB Financial Group@‡ 4.000%, 05/15/26 5 year CMT + 3.20%	767
	United Wholesale Mortgage, LLC*
52,000	5.500%, 04/15/29	44,826
20,000	5.750%, 06/15/27	18,359

PRINCIPAL AMOUNT		VALUE
	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC*
25,000	6.500%, 02/15/29	$15,225
22,000	10.500%, 02/15/28	21,049
47,000	XHR, LP* 6.375%, 08/15/25	46,394
		2,277,700

Health Care (1.3%)
	Bausch Health Companies, Inc.*
95,000	11.000%, 09/30/28	77,403
16,000	14.000%, 10/15/30	10,260
16,000	6.125%, 02/01/27	11,613
	CHS/Community Health Systems, Inc.*
88,000	6.125%, 04/01/30	63,360
60,000	8.000%, 03/15/26	59,648
25,000	6.875%, 04/15/29	18,534
5,000	5.250%, 05/15/30	4,168
	DaVita, Inc.*
89,000	4.625%, 06/01/30	77,682
52,000	3.750%, 02/15/31	41,866
	Embecta Corp.*
33,000	5.000%, 02/15/30	28,504
11,000	6.750%, 02/15/30	10,008
	Encompass Health Corp.
20,000	4.750%, 02/01/30	18,496
20,000	4.500%, 02/01/28	18,906
52,000	HCA, Inc. 7.500%, 11/06/33	58,788
200,000	Jazz Securities DAC* 4.375%, 01/15/29	184,224
18,722	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 10.000%, 06/15/29	10,093
	Medline Borrower, LP*
55,000	3.875%, 04/01/29	48,165
53,000	5.250%, 10/01/29	45,902
200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	178,576
62,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	32,482
	Tenet Healthcare Corp.
120,000	6.250%, 02/01/27	119,627
70,000	6.875%, 11/15/31	68,987
190,000	Teva Pharmaceutical Finance Netherlands III, BV 3.150%, 10/01/26	172,264
		1,359,556

Industrials (2.3%)
50,000	ACCO Brands Corp.* 4.250%, 03/15/29	42,203

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
50,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	$34,037
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
75,000	4.625%, 01/15/27	72,694
48,000	3.500%, 03/15/29	42,594
30,000	5.875%, 02/15/28	29,765
50,000	Allegiant Travel Company* 7.250%, 08/15/27	49,605
10,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	9,436
25,000	Arcosa, Inc.* 4.375%, 04/15/29	22,903
200,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	165,212
15,000	Ball Corp. 6.875%, 03/15/28	15,609
34,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	29,941
44,000	BWX Technologies, Inc.* 4.125%, 04/15/29	39,991
	Cascades, Inc. / Cascades USA, Inc.*
26,000	5.375%, 01/15/28	24,657
20,000	5.125%, 01/15/26	19,034
12,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	12,657
11,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	10,688
58,000	Deluxe Corp.* 8.000%, 06/01/29	44,610
22,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	19,501
33,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	31,705
25,000	EnerSys* 4.375%, 12/15/27	23,509
25,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	21,951
	Graphic Packaging International, LLC*
30,000	4.750%, 07/15/27	29,056
20,000	3.500%, 03/01/29	17,793
51,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	40,183
101,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	87,485
69,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	64,305

PRINCIPAL AMOUNT		VALUE
65,000	Herc Holdings, Inc.* 5.500%, 07/15/27	$62,156
52,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	51,823
50,000	IEA Energy Services, LLC* 6.625%, 08/15/29	47,582
62,000	JELD-WEN, Inc.* 4.625%, 12/15/25	59,909
70,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	61,658
45,000	Knife River Holding Company* 7.750%, 05/01/31	45,696
21,000	MasTec, Inc.* 4.500%, 08/15/28	19,494
33,000	Moog, Inc.* 4.250%, 12/15/27	31,060
55,000	Newfold Digital Holdings Group, Inc.* 6.000%, 02/15/29	38,363
52,000	Novelis Corp.* 4.750%, 01/30/30	47,125
15,000	OI European Group, BV* 4.750%, 02/15/30	13,793
50,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	45,060
67,000	Patrick Industries, Inc.* 4.750%, 05/01/29	58,335
	QVC, Inc.
39,000	4.375%, 09/01/28	19,246
20,000	5.450%, 08/15/34	8,553
	Sealed Air Corp.*
35,000	6.125%, 02/01/28	35,592
11,000	5.000%, 04/15/29	10,576
40,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	34,798
	Sinclair Television Group, Inc.*
33,000	4.125%, 12/01/30	26,065
20,000	5.500%, 03/01/30^	15,478
50,000	Standard Industries, Inc.* 5.000%, 02/15/27	47,943
35,000	Stericycle, Inc.* 3.875%, 01/15/29	31,622
35,000	STL Holding Company, LLC* 7.500%, 02/15/26	31,109
	TransDigm, Inc.
97,000	6.250%, 03/15/26*	97,559
60,000	7.500%, 03/15/27	60,380
35,000	6.750%, 08/15/28*	35,563
34,000	Tronox, Inc.* 4.625%, 03/15/29	28,285
20,740	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	18,525

Schedule of Investments April 30, 2023 (Unaudited)

16 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
44,000	Vertiv Group Corp.* 4.125%, 11/15/28	$39,831
46,000	Wabash National Corp.* 4.500%, 10/15/28	40,189
35,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	32,661
	WESCO Distribution, Inc.*
27,000	7.125%, 06/15/25	27,474
13,000	7.250%, 06/15/28	13,373
43,000	Williams Scotsman International, Inc.* 6.125%, 06/15/25	42,961
		2,280,961

Information Technology (0.8%)
21,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	19,076
80,000	Clarivate Science Holdings Corp.* 3.875%, 07/01/28	72,093
39,000	Clear Channel Worldwide Holdings, Inc.* 5.125%, 08/15/27	35,308
23,000	Coherent Corp.* 5.000%, 12/15/29	20,718
60,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	56,461
40,000	CommScope, Inc.* 4.750%, 09/01/29	32,327
55,000	Dell International, LLC / EMC Corp. 6.020%, 06/15/26	56,625
26,000	Fair Isaac Corp.* 4.000%, 06/15/28	24,250
50,000	KBR, Inc.* 4.750%, 09/30/28	46,325
	MPH Acquisition Holdings, LLC*
50,000	5.750%, 11/01/28^	31,563
20,000	5.500%, 09/01/28	15,324
22,000	NCR Corp.* 5.125%, 04/15/29	19,056
34,000	ON Semiconductor Corp.* 3.875%, 09/01/28	30,829
	Open Text Corp.*
39,000	3.875%, 02/15/28	34,630
20,000	6.900%, 12/01/27	20,701
16,000	3.875%, 12/01/29	13,468
16,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	13,270
22,000	Playtika Holding Corp.* 4.250%, 03/15/29	18,866
36,000	PTC, Inc.* 4.000%, 02/15/28	33,557
60,000	TTM Technologies, Inc.* 4.000%, 03/01/29	51,388

PRINCIPAL AMOUNT		VALUE
	Twilio, Inc.
30,000	3.625%, 03/15/29	$25,639
11,000	3.875%, 03/15/31	9,194
55,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	46,366
50,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	43,195
		770,229

Materials (0.5%)
25,000	ArcelorMittal, SA 7.000%, 10/15/39	26,521
27,000	ATI, Inc. 5.875%, 12/01/27	26,491
12,000	Carpenter Technology Corp. 7.625%, 03/15/30	12,354
35,000	Chemours Company* 4.625%, 11/15/29	28,859
65,000	Clearwater Paper Corp.* 4.750%, 08/15/28	58,579
34,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	33,114
	Commercial Metals Company
22,000	4.125%, 01/15/30	19,847
11,000	4.375%, 03/15/32	9,591
34,000	HB Fuller Company 4.250%, 10/15/28	31,273
40,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	40,290
	Kaiser Aluminum Corp.*
50,000	4.625%, 03/01/28	44,196
5,000	4.500%, 06/01/31	3,965
10,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	8,627
46,000	Mercer International, Inc. 5.125%, 02/01/29	38,509
70,000	Owens-Brockway Glass Container, Inc.* 6.625%, 05/13/27	70,346
56,000	Silgan Holdings, Inc. 4.125%, 02/01/28	52,422
21,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	13,051
		518,035

Other (0.1%)
	Gen Digital, Inc.*
25,000	7.125%, 09/30/30	25,151
25,000	6.750%, 09/30/27	25,229
		50,380

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE

Real Estate (0.1%)
34,000	EPR Properties 3.750%, 08/15/29	$27,195
	Forestar Group, Inc.*
38,000	5.000%, 03/01/28	34,606
21,000	3.850%, 05/15/26	19,449
50,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	42,380
20,000	Service Properties Trust 5.250%, 02/15/26	17,773
		141,403

Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.*
45,000	6.750%, 01/15/30	36,503
23,000	4.625%, 01/15/29	20,135
25,000	W.R. Grace Holding, LLC* 7.375%, 03/01/31	25,095
		81,733

Utilities (0.1%)
16,000	PPL Capital Funding, Inc.‡ 7.828%, 03/30/67 3 mo. USD LIBOR + 2.67%	13,975
65,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	62,300
	Vistra Corp.*‡
20,000	7.000%, 12/15/26 5 year CMT + 5.74%	18,068
10,000	8.000%, 10/15/26 5 year CMT + 6.93%	9,457
		103,800
	Total Corporate Bonds (Cost $14,597,950)	13,965,830

Convertible Bonds (29.6%)
Communication Services (2.5%)
17,000	Cable One, Inc. 0.000%, 03/15/26	13,970
900,000	Liberty Media Corp.* 2.250%, 08/15/27	958,023
1,364,000	Sea, Ltd. 2.375%, 12/01/25	1,566,745
		2,538,738

Consumer Discretionary (7.9%)
145,000	Burlington Stores, Inc. 2.250%, 04/15/25	163,364
	DISH Network Corp.
101,000	2.375%, 03/15/24	87,511
20,000	0.000%, 12/15/25	9,901

PRINCIPAL AMOUNT			VALUE
515,000		DraftKings Holdings, Inc. 0.000%, 03/15/28	$370,419
1,000,000	AUD	Flight Centre Travel Group, Ltd. 2.500%, 11/17/27	743,301
3,160,000		Ford Motor Company 0.000%, 03/15/26	3,086,972
679,000		IMAX Corp. 0.500%, 04/01/26	681,152
148,000		Li Auto, Inc. 0.250%, 05/01/28	160,265
685,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	666,553
500,000	GBP	WH Smith, PLC 1.625%, 05/07/26	571,187
1,134,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	1,290,095
			7,830,720

Consumer Staples (1.5%)
700,000	EUR	Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26	824,637
915,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	638,849
			1,463,486

Energy (0.3%)
400,000		Nabors Industries, Inc.* 1.750%, 06/15/29	311,688

Financials (2.7%)
12,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 07/25/24	1,444,467
170,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/13/23	1,249,661
			2,694,128

Health Care (1.1%)
437,000		BioMarin Pharmaceutical, Inc.^ 0.599%, 08/01/24	449,446
562,000		Dexcom, Inc.^ 0.250%, 11/15/25	612,962
			1,062,408

Industrials (4.2%)
465,000		Axon Enterprise, Inc.* 0.500%, 12/15/27	525,952
400,000	EUR	Duerr, AG 0.750%, 01/15/26	474,681
797,000		Parsons Corp. 0.250%, 08/15/25	866,331
1,000,000	EUR	Prysmian S.p.A 0.000%, 02/02/26	1,165,667

Schedule of Investments April 30, 2023 (Unaudited)

18 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
600,000	EUR	Rheinmetall AG 1.875%, 02/07/28	$716,570
500,000	SGD	Singapore Airlines, Ltd. 1.625%, 12/03/25	408,218
			4,157,419

Information Technology (4.6%)
835,000		Block, Inc. 0.125%, 03/01/25	780,074
1,321,000		CyberArk Software, Ltd. 0.000%, 11/15/24	1,377,750
671,000		Datadog, Inc. 0.125%, 06/15/25	704,188
7,000,000	HKD	Kingsoft Corp, Ltd. 0.625%, 04/29/25	1,020,949
775,000		ON Semiconductor Corp.* 0.500%, 03/01/29	749,750
			4,632,711

Materials (3.1%)
2,200,000		Glencore Funding, LLC 0.000%, 03/27/25	2,380,906
270,000		Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	355,603
476,000		Lithium Americas Corp. 1.750%, 01/15/27	371,504
			3,108,013

Other (0.7%)
930,000	EUR	Edenred 0.000%, 09/06/24	654,826
20,000		Multiplan Corp.* 6.000%, 10/15/27	12,841
			667,667

Real Estate (1.0%)
800,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	966,367
	Total Convertible Bonds (Cost $32,792,077)		29,433,345

Bank Loans (0.1%) ¡
Airlines (0.0%)
38,250		Mileage Plus Holdings, LLC‡ 10.213%, 06/21/27 3 mo. LIBOR + 5.25%	39,862

Communication Services (0.0%)
43,000		Entercom Media Corp.‡ 7.525%, 11/18/24 1 mo. LIBOR + 2.50%	26,418

PRINCIPAL AMOUNT		VALUE

Information Technology (0.1%)
46,116	Banff Merger Sub, Inc.‡ 8.775%, 10/02/25 1 mo. LIBOR + 3.75%	$45,626
	Total Bank Loans (Cost $123,739)	111,906

NUMBER OF SHARES		VALUE
Warrants (0.0%) #
Energy (0.0%)
2,607		Mcdermott International, Ltd.& 06/30/27, Strike $15.98	—
2,347		Mcdermott International, Ltd. 06/30/27, Strike $12.33	—
		Total Warrants (Cost $1,002)	—

Common Stocks (83.1%)
Communication Services (6.5%)
32,000		Alphabet, Inc. - Class A^#	3,434,880
925		Altice USA, Inc. - Class A#	3,237
24,150	HKD	Baidu, Inc. - Class A#	363,503
310		Cumulus Media, Inc. - Class A^#	1,090
420	EUR	IPSOS	22,773
27,000	HKD	Tencent Holdings, Ltd.	1,199,235
15,060		Tencent Holdings, Ltd. (ADR)	668,062
7,610		Walt Disney Company^#~	780,025
			6,472,805

Consumer Discretionary (11.3%)
37,500	HKD	Alibaba Group Holding, Ltd.#	396,511
1,745		Alibaba Group Holding, Ltd. (ADR)#	147,784
25,200		Amazon.com, Inc.^#	2,657,340
44,000	AED	Americana Restaurants International, PLC	46,968
1,100		Aptiv, PLC#	113,146
21,735		Arcos Dorados Holdings, Inc. - Class A	172,576
975	BRL	Arezzo Industria e Comercio, SA	12,976
1,339,500	PHP	Bloomberry Resorts Corp.#	254,281
511	EUR	Brunello Cucinelli S.p.A	48,929
4,570,500	IDR	Bukalapak.com PT Tbk#	74,067
3,400	CNY	BYD Company, Ltd. - Class A	125,989
5,700	CNY	China Tourism Group Duty Free Corp., Ltd. - Class A	132,986
175		Chipotle Mexican Grill, Inc. - Class A#	361,834
552	EUR	CIE Automotive, SA	16,645
5,500		Coupang, Inc.#	92,180
17,700	BRL	Cyrela Brazil Realty, SA Empreendimentos e Participacoes	54,827
17,100		DraftKings Inc. - Class A#	374,661
45,700	HKD	JD.com, Inc. - Class A	815,646

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 19

NUMBER OF SHARES		VALUE
57,000	HKD	Jiumaojiu International Holdings, Ltd.*^	$128,074
33,500	HKD	Li Ning Company, Ltd.	239,579
1,975	EUR	LVMH Moet Hennessy Louis Vuitton, SE	1,899,715
10,350	INR	Mahindra & Mahindra, Ltd.	155,494
4,780	HKD	Meituan - Class B*#	81,692
380		MercadoLibre, Inc.#	485,446
35,540	HKD	New Oriental Education & Technology Group, Inc.#	161,405
500	JPY	Nextage Company, Ltd.^	9,070
18,690		On Holding, AG - Class A#	606,491
11,200	HKD	Prada, S.p.A.	82,462
2,235	EUR	Prosus, NV#	167,253
145,800	HKD	Samsonite International, SA*#	462,018
64,000	HKD	Sands China, Ltd.#	229,211
815	EUR	Sanlorenzo S.p.A. / Ameglia^	36,578
1,200		Tesla, Inc.#	197,172
4,020	AUD	Webjet, Ltd.^#	19,880
36,600	HKD	Wynn Macau, Ltd.#	39,597
3,250	HKD	Yum China Holdings, Inc.	198,895
23,000	HKD	Zhongsheng Group Holdings, Ltd.	98,245
			11,197,623

Consumer Staples (4.6%)
2,260	INR	Britannia Industries, Ltd.	125,458
20,850	GBP	British American Tobacco, PLC	770,320
9,474		Coca-Cola Company^	607,757
1,070		Costco Wholesale Corp.	538,445
13,330	MXN	Fomento Economico Mexicano, SAB de CV	129,656
700	JPY	Kobe Bussan Company, Ltd.^	19,578
100	JPY	Kose Corp.	11,670
700	CNY	Kweichow Moutai Company, Ltd. - Class A	178,193
5,900	CHF	Nestle, SA	756,908
5,100	CNY	Proya Cosmetics Company, Ltd. - Class A	123,792
19,550	BRL	Raia Drogasil, SA	103,006
1,000	JPY	Rohto Pharmaceutical Company, Ltd.	20,747
18,000	JPY	Seven & i Holdings Company, Ltd.	815,714
26,000	HKD	Smoore International Holdings, Ltd.*	30,394
686,300	IDR	Sumber Alfaria Trijaya, Tbk PT	135,704
36,700	PHP	Universal Robina Corp.	97,665
33,525	MXN	Wal-Mart de Mexico, SAB de CV	135,129
			4,600,136

Energy (5.0%)
1,700	CAD	ARC Resources, Ltd.^	21,117
73,850	GBP	BP, PLC	495,459
21,400	CAD	Canadian Natural Resources, Ltd.^	1,304,044
7,035	CAD	CES Energy Solutions Corp.	13,968

NUMBER OF SHARES		VALUE
479		Chaparral Energy, Inc. - Class A&#	$20,118
131		Chesapeake Energy Corp.	10,831
8,810		Chevron Corp.^	1,485,190
3,045		Energy Transfer, LP	39,219
1,815		Enterprise Products Partners, LP	47,753
341		EP Energy Corp.&#	2,430
11,400		Helmerich & Payne, Inc.	378,024
585		Magellan Midstream Partners, LP	32,643
4,775		Marathon Petroleum Corp.	582,550
8,560	EUR	Motor Oil Hellas Corinth Refineries, SA	204,015
37,400	THB	PTT Exploration & Production, PCL	161,424
5,100	INR	Reliance Industries, Ltd.	151,418
1,940		TechnipFMC, PLC#	26,559
			4,976,762

Financials (12.6%)
116,000	HKD	AIA Group, Ltd.	1,262,900
3,000		Aon, PLC - Class A	975,540
38,500	BRL	B3, SA - Brasil Bolsa Balcao	90,156
317,750	IDR	Bank Central Asia, Tbk PT	196,640
1,779,300	IDR	Bank Mandiri Persero, Tbk PT	628,982
53,325		Bank of America Corp.^~	1,561,356
2,848	EUR	Bank of Ireland Group, PLC	29,457
103,297	PHP	Bank of the Philippine Islands	200,922
3,100		Chubb, Ltd.	624,836
29,304	AED	First Abu Dhabi Bank, PJSC	113,313
24,350	ZAR	FirstRand, Ltd.	85,816
23,050	MXN	Grupo Financiero Banorte, SAB de CV - Class O	199,764
5,095	KRW	Hana Financial Group, Inc.	160,103
70,850	INR	HDFC Bank, Ltd.	1,464,447
3,770	INR	Housing Development Finance Corp., Ltd.	128,192
9,210		ICICI Bank, Ltd. (ADR)	209,527
37,925		Itau Unibanco Holding, SA (ADR)	195,314
10,325		JPMorgan Chase & Company~	1,427,328
42,800	THB	Kasikornbank PCL	157,201
1,170,000	GBP	Lloyds Banking Group, PLC	710,799
11,725		Morgan Stanley^	1,054,898
48,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	353,833
9,190	AUD	Steadfast Group, Ltd.	36,231
15,425		Wells Fargo & Company^	613,144
			12,480,699

Health Care (9.2%)
6,125	GBP	AstraZeneca, PLC	901,373
13,400	THB	Bumrungrad Hospital PCL	93,395
3,900		Danaher Corp.^	923,949
1,470	KRW	Dentium Company, Ltd.	158,680
4,780		Eli Lilly & Company^	1,892,211

Schedule of Investments April 30, 2023 (Unaudited)

20 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
1,955	GBP	Ergomed, PLC#	$26,252
1,310		Humana, Inc.	694,942
17,815	BRL	Hypera, SA	133,046
5,930		Inmode, Ltd.#	220,952
657		Mallinckrodt, PLC#	3,837
3,400	AUD	Nanosonics, Ltd.#	12,953
18,450		Novo Nordisk, A/S (ADR)	3,082,810
1,490	KRW	Ray Company, Ltd.#	37,262
1,200	JPY	Sosei Group Corp.^#	23,643
58	CHF	Tecan Group, AG#	25,275
1,605		UnitedHealth Group, Inc.µ	789,804
26,500	HKD	Wuxi Biologics Cayman, Inc.*#	158,015
			9,178,399

Industrials (9.6%)
300	EUR	Aalberts, NV	13,856
5,813	EUR	Airbus, SE	814,022
3,460	TWD	Airtac International Group	125,579
280	EUR	ANDRITZ, AG	18,185
2,470		Automatic Data Processing, Inc.	543,400
1,000	JPY	BayCurrent Consulting, Inc.	34,760
34	CHF	Burckhardt Compression Holding, AG	20,994
8,800	CAD	Canadian Pacific Kansas City, Ltd.^	693,686
2,340	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	78,302
4,700	INR	Cummins India, Ltd.	90,666
520	EUR	DO & CO, AG#	60,907
400	EUR	Duerr, AG	13,879
350	JPY	Ebara Corp.	15,313
7,450	MXN	Grupo Aeroportuario del Pacifico, SAB de CV - Class B	132,467
4,570	INR	Hindustan Aeronautics, Ltd.	163,534
24,600	PHP	International Container Terminal Services, Inc.	96,473
630	EUR	Interpump Group S.p.A	35,160
700	JPY	Japan Airport Terminal Company, Ltd.	34,302
1,300	JPY	Japan Elevator Service Holdings Company, Ltd.^	19,338
4,750	INR	Larsen & Toubro, Ltd.	137,458
5,080	SEK	Munters Group, AB*	49,863
8,700	CNY	Ningbo Orient Wires & Cables Company, Ltd. - Class A	58,993
10,250		Quanta Services, Inc.	1,738,810
7,950		Raytheon Technologies Corp.	794,205
189,000	GBP	Rolls-Royce Holdings, PLC#	362,062
44,100	CNY	Sany Heavy Industry Company, Ltd. - Class A	105,209
6,850	EUR	Schneider Electric, SE	1,194,584
14,700	CNY	Shanghai International Airport Company, Ltd. - Class A#	114,161
3,580	INR	Siemens, Ltd.	151,641

NUMBER OF SHARES		VALUE
1,590	JPY	Sojitz Corp.	$33,488
760	CAD	Stantec, Inc.^	45,684
7,500	HKD	Techtronic Industries Company, Ltd.	81,139
1,400	JPY	THK Company, Ltd.	31,409
6,900	EUR	Vinci, SA	853,469
4,950		Waste Management, Inc.	821,947
			9,578,945

Information Technology (21.0%)
3,260		Accenture, PLC - Class A	913,745
18,000	TWD	Accton Technology Corp.	175,840
172	EUR	Alten, SA	29,241
1,000	JPY	Appier Group, Inc.#	11,356
13,395		Apple, Inc.^	2,272,864
12,000	TWD	ASE Technology Holding Company, Ltd.	39,451
3,710		ASML Holding, NV	2,362,751
1,000	JPY	Cybozu, Inc.	19,962
265	EUR	Elmos Semiconductor SE	20,030
261		Endava, PLC (ADR)#	15,026
4,150	SEK	Fortnox, AB	28,606
500	TWD	Global Unichip Corp.	16,312
760		Infosys, Ltd. (ADR)	11,810
2,130		Intuit, Inc.	945,614
3,000	JPY	Keyence Corp.	1,352,868
812	GBP	Keywords Studios, PLC	27,623
327	CAD	Kinaxis, Inc.#	44,907
82,000	HKD	Kingdee International Software Group Company, Ltd.#	126,088
10,265	KRW	Koh Young Technology, Inc.	102,027
20,480	INR	KPIT Technologies, Ltd.	230,189
1,060	EUR	Lectra	34,514
5,000	TWD	MediaTek, Inc.	108,719
8,150		Microsoft Corp.^	2,504,169
7,550		NVIDIA Corp.^	2,095,049
14,300		Oracle Corp.	1,354,496
2,000	GBP	Sage Group, PLC	20,626
14,700	KRW	Samsung Electronics Company, Ltd.	723,300
100	JPY	SHIFT, Inc.#	18,616
3,010	KRW	SK Hynix, Inc.	202,523
204,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,340,621
6,890		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	580,827
18,925	BRL	TOTVS, SA	97,361
37,800	CNY	Venustech Group, Inc. - Class A	169,693
3,910		Visa, Inc. - Class Aµ	909,974
			20,906,798

Materials (2.1%)
6,200	INR	APL Apollo Tubes, Ltd.	90,736
41,445		Cemex, SAB de CV#	248,670

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 21

NUMBER OF SHARES		VALUE
640	CAD	ERO Copper Corp.^#	$12,603
55,150	AED	Fertiglobe, PLC	57,759
18,120		Freeport-McMoRan, Inc.	686,929
27,800	JPY	Nippon Steel Corp.	593,736
5,575	ZAR	Sasol, Ltd.	72,598
935	EUR	SOL S.p.A	27,017
5,250		Vale, SA (ADR)	75,653
96,000	HKD	Zijin Mining Group Company Ltd.- Class H	162,533
			2,028,234

Real Estate (0.2%)
179,500	PHP	Ayala Land, Inc.	86,753
37,695	MXN	Corp. Inmobiliaria Vesta SAB de CV	119,084
135	EUR	VGP, NV	14,133
			219,970

Special Purpose Acquisition Companies (1.0%)
518		Intelsat Emergence, SA&#	13,209
32,050	EUR	Shell, PLC	990,818
			1,004,027
	Total Common Stocks (Cost $91,709,951)		82,644,398

Preferred Stocks (0.2%)
Consumer Discretionary (0.1%)
305		Guitar Center, Inc.&	39,040

Energy (0.1%)
1,675		NuStar Energy, LP‡ 10.945%, 05/30/23 3 mo. USD LIBOR + 5.64%	38,642
760		NuStar Energy, LP^‡ 12.068%, 05/30/23 3 mo. USD LIBOR + 6.77%	18,825
2,270		NuStar Logistics, LP‡ 11.994%, 01/15/43 3 mo. USD LIBOR + 6.73%	57,976
			115,443
	Total Preferred Stocks (Cost $149,952)		154,483

Exchange-Traded Funds (1.2%)
Other (1.2%)
45,865		Invesco Senior Loan ETF^	957,661
6,150		iShares MSCI Saudi Arabia ETF^	253,196
	Total Exchange-Traded Funds (Cost $1,322,412)		1,210,857

Convertible Preferred Stocks (1.8%)
Consumer Discretionary (0.9%)
7,908		Aptiv, PLC 5.500%, 06/15/23	895,107

NUMBER OF SHARES	VALUE

Energy (0.0%)
1	Gulfport Energy Corp.& 10.000%, 05/30/23 15.000% PIK rate	$6,500

Utilities (0.9%)
	NextEra Energy, Inc.
10,000	6.219%, 09/01/23	490,800
8,700	6.926%, 09/01/25	411,858
		902,658
	Total Convertible Preferred Stocks (Cost $1,934,600)	1,804,265

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.4%) #
Information Technology (0.1%)
32 285,984	Advanced Micro Devices, Inc. Call, 06/16/23, Strike $105.00	4,240
11 305,239	NVIDIA Corp. Call, 01/19/24, Strike $240.00	74,635
		78,875

Other (0.3%)
298 842,446	iShares MSCI Brazil ETF Call, 07/21/23, Strike $30.00	21,754
700 5,153,400	iShares MSCI EAFE ETF Put, 12/15/23, Strike $60.00	71,750
138 837,246	iShares MSCI South Korea ETF Call, 07/21/23, Strike $64.00	20,010
220 9,150,460	SPDR S&P 500 ETF Trust Put, 12/15/23, Strike $360.00	176,000
		289,514
	Total Purchased Options (Cost $919,662)	368,389
	TOTAL INVESTMENTS (130.4%) (Cost $143,551,345)	129,693,473

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-17.1%)		(17,000,000)
LIABILITIES, LESS OTHER ASSETS (-13.3%)		(13,226,849)
NET ASSETS (100.0%)		99,466,624

Schedule of Investments April 30, 2023 (Unaudited)

22 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

@In default status and considered non-income producing.

&Illiquid security.

^Security, or portion of security, is on loan.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2023.

‡‡Perpetual maturity.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $1,480,111.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $1,566,890.

FOREIGN CURRENCY ABBREVIATIONS

AEDUAE Dirham

AUDAustralian Dollar

BRLBrazilian Real

CADCanadian Dollar

CHFSwiss Franc

CNYChinese Yuan Renminbi

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

IDRIndonesian Rupiah

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

MXNMexican Peso

PHPPhilippine Peso

SEKSwedish Krona

SGDSingapore Dollar

THBThai Baht

TWDNew Taiwan Dollar

ZARSouth African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2023

	Value	% of Total Investments
US Dollar	$83,196,734	64.2%
European Monetary Unit	11,347,928	8.8%
Hong Kong Dollar	9,136,391	7.0%
Japanese Yen	4,315,231	3.3%
British Pound Sterling	3,885,701	3.0%
New Taiwan Dollar	3,806,522	2.9%
Indian Rupee	2,889,233	2.2%
Canadian Dollar	2,774,858	2.1%
South Korean Won	1,383,895	1.1%
Chinese Yuan Renminbi	1,087,318	0.8%
Indonesian Rupiah	1,035,393	0.8%
Australian Dollar	812,365	0.6%
Swiss Franc	803,177	0.6%
Philippine Peso	736,094	0.6%
Mexican Peso	716,100	0.6%
Brazilian Real	491,372	0.4%
Thai Baht	412,020	0.3%
Singapore Dollar	408,218	0.3%
UAE Dirham	218,040	0.2%
South African Rand	158,414	0.1%
Swedish Krona	78,469	0.1%
Total Investments	$129,693,473	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 23

Statement of Assets and Liabilities April 30, 2023 (Unaudited)

ASSETS
Investments in securities, at value (cost $143,551,345)*	$129,693,473
Cash with custodian	3,374,685
Restricted cash for short positions	45
Foreign currency (cost $36,103)	36,063
Receivables:
Accrued interest and dividends	526,724
Investments sold	903,043
Prepaid expenses	85,307
Other assets	50,213
Total assets	134,669,553

LIABILITIES
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $124,055) (Note 7)	16,875,945
Payables:
Notes payable (Note 6)	16,500,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	46,635
Investments purchased	1,391,046
Affiliates:
Investment advisory fees	115,826
Deferred compensation to trustees	50,213
Trustees’ fees and officer compensation	3,209
Other accounts payable and accrued liabilities	220,055
Total liabilities	35,202,929
NET ASSETS	$99,466,624

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 9,825,838 shares issued and outstanding	$117,834,057
Accumulated distributable earnings (loss)	(18,367,433	)**
NET ASSETS	$99,466,624
Net asset value per common shares based upon 9,825,838 shares issued and outstanding	$10.12
*Includes securities on loan	$15,381,371

**Net of deferred foreign capital gains tax of $(34,799).

Statement of Operations Six Months Ended April 30, 2023 (Unaudited)

24 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$773,337
(Amortization)/accretion of investment securities	(596,830)
Net interest	176,507
Dividends	848,288
Dividend taxes withheld	(40,332)
Other income	46
Total investment income	984,509

EXPENSES
Investment advisory fees	700,953
Interest expense on Notes Payable (Note 6)	582,714
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	317,711
Custodian fees	34,867
Printing and mailing fees	23,847
Legal fees	22,746
Transfer agent fees	20,817
Accounting fees	16,035
Trustees’ fees and officer compensation	11,305
Audit fees	11,140
Fund administration fees	4,176
Registration fees	1,238
Other	37,731
Total expenses	1,785,280
NET INVESTMENT INCOME (LOSS)	(800,771)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	3,768,894 (a)
Purchased options	(1,760,748)
Foreign currency transactions	(7,566)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	7,986,363 (b)
Purchased options	777,193
Foreign currency translations	10,184
NET GAIN (LOSS)	10,774,320
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,973,549

(a)Net of foreign capital gains tax of $44,727.

(b)Net of change of $30,747 in deferred capital gains tax.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 25

	(Unaudited) Six Months Ended April 30, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$(800,771)	$(1,108,124)
Net realized gain (loss)	2,000,580	2,755,305
Change in unrealized appreciation/(depreciation)	8,773,740	(50,104,310)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	9,973,549	(48,457,129)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(4,715,680)	(3,224,478)
Return of Capital	—	(8,056,439)
Total distributions	(4,715,680)	(11,280,917)
Net decrease in net assets from distributions to common shareholders	(4,715,680)	(11,280,917)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	4,935,247
Reinvestment of distributions resulting in the issuance of stock	23,134	291,634
Net increase (decrease) in net assets from capital stock transactions	23,134	5,226,881
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,281,003	(54,511,165)

NET ASSETS
Beginning of period	$94,185,621	$148,696,786
End of period	$99,466,624	$94,185,621

Statement of Cash Flows

26 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

(Unaudited) Six Months Ended April 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$9,973,549
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(77,791,572)
Proceeds from disposition of investment securities, including purchased options	90,581,676
Amortization and accretion of fixed-income securities	596,830
Amortization of offering costs on Mandatory Redeemable Preferred Shares	40,304
Net realized gains/losses from investments, excluding purchased options	(3,813,621)
Net realized gains/losses from capital gains tax	44,727
Net realized gains/losses from purchased options	1,760,748
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(7,986,363)
Change in unrealized appreciation or depreciation on capital gains tax	30,747
Change in unrealized appreciation or depreciation on purchased options	(777,193)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(25,248)
Prepaid expenses	(25,903)
Other assets	(2,165)
Increase/(decrease) in liabilities:
Payables to affiliates	5,660
Other accounts payable and accrued liabilities	(41,783)
Net cash provided by/(used in) operating activities	$12,570,393

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(4,692,546)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(2,242)
Offering costs on Mandatory Redeemable Preferred Shares	(21,958)
Repayment of Note payable	(9,500,000)
Net cash provided by/(used in) financing activities	$(14,216,746)
Net increase/(decrease) in cash and foreign currency	$(1,646,353)
Cash and foreign currency and restricted cash at beginning of period	$5,057,146
Cash, foreign currency and restricted cash at end of period	$3,410,793

Supplemental disclosure
Cash paid for interest expense on Notes Payable	$601,268
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$319,953
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$23,134

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	3,374,685
Foreign currency	36,063
Restricted cash for short positions	45
Total cash and restricted cash at period end	$3,410,793

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   27

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”, or “Trust”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, have designated Calamos Advisors LLC (“Calamos Advisors”, or the “Advisor”) to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As “valuation designee” the Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Fund’s NAVs are determined. The valuation of the Fund’s investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board of Trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

28   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

If the Advisor’s pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

The Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book and tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2020 - 2022 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Advisor and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. The Fund’s obligation, if any, to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2023. Deferred compensation of $50,213 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2023.

Note 3 – Investments

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022. Effective June 29, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2023 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$76,121,786
Proceeds from sales	2,750,623	85,191,208

The cost basis of investments for federal income tax purposes at April 30, 2023 was as follows*:

Cost basis of investments	$143,551,345
Gross unrealized appreciation	4,746,497
Gross unrealized depreciation	(18,604,369)
Net unrealized appreciation (depreciation)	$(13,857,872)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

30   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2023 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2022 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2022
Distributions paid from:
Ordinary income	$15,027,531
Long-term capital gains	4,934,556
Return of capital	8,056,439

As of October 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(527)
Net unrealized gains/(losses)	(23,524,075)
Total accumulated earnings/(losses)	(23,524,602)
Other	(100,700)
Paid-in-capital	117,810,923
Net assets applicable to common shareholders	$94,185,621

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2023.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2023, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

32   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2023, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2023, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$368,389	$—
	$368,389	$—

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

For the period ended April 30, 2023, the volume of derivative activity for the Fund is reflected below:*

Volume
Options purchased	3,663

*Activity during the period is measured by opened number of contracts for options purchased.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $55.0 million, as well as engage in securities lending and securities repurchase transactions. Securities are loaned through Securities Loan Agreements. In Securities Loan Agreements, the “collateral” are the loaned securities themselves. Addtionally, the set-off and netting provisions of a Securities Loan Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of OBFR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2023, the average borrowings under the Agreement were $25.3 million. For the period ended April 30, 2023, the average interest rate was 4.81%. As of April 30, 2023, the amount of total outstanding borrowings was $16.5 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2023 was 5.20%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2023, approximately $15.4 million of securities were on loan ($1.3 million of fixed income securities and $14.1 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 7 – Mandatory Redeemable Preferred Shares

The Fund has MRPS issued with an aggregate liquidation preference of $17,000,000, divided into four series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2023.

Series	ISSUE Date	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series B	9/6/17	9/6/24	4.00%	160	$25	$4,000,000
Series C	9/6/17	9/6/27	4.24%	160	$25	$4,000,000
Series D	8/24/21	8/24/26	2.45%	200	$25	$5,000,000
Series E	3/8/22	5/24/27	2.68%	160	$25	$4,000,000
					Total	$17,000,000

On September 6, 2022, $4,000,000 of Series A MRPS were redeemed at $25.01 per share.

Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

During the period ended April 30, 2023, all MRPS were rated `AA-’ by Kroll Bond Rating Agency LLC (“KBRA”). If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by KBRA. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by KBRA, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

With regard to the Series B and C MRPS, so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as KBRA, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRPS’ then-current rating(s) issued by Fitch or such other NSRSO, such as KBRA, by application of the applicable rating agency guidelines.

With regard to Series D and E MRPS, for so long as any MRPS are Outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon

34   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

liquidation (collectively “non-cash distributions”) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 9,825,838 shares outstanding at April 30, 2023. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2023	YEAR ENDED October 31, 2022
Beginning shares	9,823,566	9,396,571
Shares sold	—	403,010
Shares issued through reinvestment of distributions	2,272	23,985
Ending shares	9,825,838	9,823,566

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2023, the Fund sold shares that were $0.0277 in excess of net asset value at an average sales price of $12.6060.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$13,965,830	$—	$13,965,830
Convertible Bonds	—	29,433,345	—	29,433,345
Bank Loans	—	111,906	—	111,906
Common Stocks	50,510,883	32,133,515	—	82,644,398
Warrants	—	—	—	—
Preferred Stocks	115,443	39,040	—	154,483
Exchange-Traded Funds	1,210,857	—	—	1,210,857
Convertible Preferred Stocks	1,797,765	6,500	—	1,804,265
Purchased Options	368,389	—	—	368,389
Total	$54,003,337	$75,690,136	$—	$129,693,473

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   37

36   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Financial Highlights

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2023	Year Ended October 31,					Year Ended October 31,
		2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$9.59	$15.82	$11.99	$11.60	$11.65	$13.40	$12.19	$13.29	$14.21	$14.56	$13.97
Income from investment operations:
Net investment income (loss)*	(0.08)	(0.12)	(0.06)	0.17	0.17	0.18	0.23	0.21	0.22	0.26	0.24
Net realized and unrealized gain (loss)	1.06	(4.96)	5.05	1.40	0.98	(0.73)	2.18	(0.11)	0.06	0.59	1.56
Total from investment operations	0.98	(5.08)	4.99	1.57	1.15	(0.55)	2.41	0.10	0.28	0.85	1.80
Less distributions to common shareholders from:
Net investment income	(0.32)	(0.08)	(0.24)	(0.31)	(0.41)	(0.97)	(1.09)	(0.99)	(0.85)	(0.85)	(0.82)
Net realized gains	(0.16)	(0.26)	(0.96)	(0.89)	(0.24)	(0.23)	(0.11)	(0.20)	—	(0.19)	(0.20)
Return of capital	—	(0.84)	—	—	(0.55)	—	—	(0.01)	(0.35)	(0.16)	(0.18)
Total distributions	(0.48)	(1.18)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	—	—	—	—	—	—	—	(0.01)
Premiums from shares sold in at the market offerings	0.0277	0.0279	0.0362	0.0176	—	0.0236	—	—	—	—	—
Net asset value, end of period	$10.12	$9.59	$15.82	$11.99	$11.60	$11.65	$13.40	$12.19	$13.29	$14.21	$14.56
Market value, end of period	$9.25	$9.12	$15.86	$11.63	$12.12	$11.50	$13.98	$10.96	$11.96	$13.57	$13.99
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	10.98%	(33.22)%	42.86%	15.08%	10.35%	(5.06)%	21.44%	2.22%	2.39%	6.19%	13.56%
Market value	6.67%	(36.65)%	47.65%	6.83%	16.80%	(10.17)%	40.91%	2.13%	(3.51)%	5.54%	12.74%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.63% (c)	2.86%	2.30%	2.75%	3.42%	2.98%	2.34%	2.11%	2.00%	1.92%	1.93%
Net investment income (loss)	(1.64)% (c)	(0.93)%	(0.37)%	1.50%	1.48%	1.39%	1.87%	1.73%	1.56%	1.78%	1.68%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$99,467	$94,186	$148,697	$106,882	$100,526	$100,722	$113,638	$103,158	$112,474	$120,277	$123,141
Portfolio turnover rate	57%	118%	120%	153%	81%	119%	134%	114%	76%	95%	73%
Average commission rate paid	$0.0079	$0.0123	$0.0179	$0.0214	$0.0317	$0.0203	$0.0272	$0.0279	$0.0279	$0.0253	$0.0170
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$17,000	$17,000	$17,000	$12,000	$12,000	$12,000	$12,000	$—	$—	$—	$—
Notes Payable (000’s omitted)	$16,500	$26,000	$50,500	$37,000	$38,300	$43,000	$36,000	$42,000	$44,000	$49,000	$49,000
Asset coverage per $1,000 of loan outstanding(d)	$8,059	$5,276	$4,281	$4,213	$3,938	$3,621	$4,490	$3,456	$3,556	$3,455	$3,513
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$196	$202	$318	$325	$314	$324	$337	$—	$—	$—	$—

*Net investment income (loss) calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.81%, 1.83%, 1.69%, 1.75%, 1.75%, 1.69%,1.62%, 1.62%, 1.63%, 1.59%, and 1.57%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

38   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Global Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of April 30, 2023, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2022, and the financial highlights for each of the ten years in the period then ended; and in our report dated December 19, 2022, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 20, 2023
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   39

About Closed-End Funds (Unaudited)

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

40   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Level Rate Distribution Policy (Unaudited)

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan (Unaudited)

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 43078, Providence, RI 02940-3078. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   41

Automatic Dividend Reinvestment Plan (Unaudited)

for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

42   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions (Unaudited)

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

STAY CONNECTED
www.calamos.com

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 43078
Providence, RI 02940-3078
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CGOSAN 2706 2023

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 28, 2023

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 28, 2023

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 28, 2023